As filed with the Securities and Exchange Commission on July 6, 2018
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Real Estate Securities Income Fund Inc.

Semi-Annual Report

April 30, 2018

Contents

President’s Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	11

FINANCIAL HIGHLIGHTS/PER SHARE DATA	22

Distribution Reinvestment Plan for the Fund	24
Directory	27
Proxy Voting Policies and Procedures	28
Quarterly Portfolio Schedule	28
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) for the six months ended April 30, 2018. The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary

Neuberger Berman Real Estate Securities Income Fund Inc. generated a -9.78% total return on a net asset value (NAV) basis for the six months ended April 30, 2018 and underperformed its benchmark, the FTSE NAREIT All Equity REITs Index (the Index), which provided a -3.97% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) detracted from performance during the reporting period.

The U.S. stock market experienced a period of volatility but generated a positive return during the reporting period. The market was initially supported by generally solid corporate profits and expectations for improving growth in the wake of the tax reform bill that was passed at the end of 2017. Those gains were largely given back in February and March 2018. This turnaround was triggered by a number of factors, including fears that the U.S. Federal Reserve (Fed) may take a more aggressive approach on future rate hikes. Investor sentiment was also negatively impacted by concerns over a global trade war and high profile issues in the technology industry. Comparatively, real estate investment trusts (REITs) significantly lagged behind the U.S. stock market during the reporting period. This was partially due to periods of weak investor demand given rising interest rates.

Stock selection detracted from relative results, whereas sector allocation contributed to results during the reporting period. The sectors that detracted the most from the Fund’s performance from a stock selection perspective were Regional Malls, Industrials and Lodging/Resorts. Contributing the most to performance was stock selection in the Data Centers, Health Care and Diversified sectors. In terms of sector positioning, overweights to Regional Malls and Mortgage Commercial Financing relative to the Index, along with an underweight to Health Care were the most beneficial for performance. Conversely, an overweight to Diversified, coupled with underweights to Timber REITs and Infrastructure REITs, were the largest headwinds for results.

Several adjustments were made to the portfolio during the reporting period. We increased the Fund’s allocations to the Health Care sector and cash, while reducing its exposures to the Specialty, Diversified and Regional Malls sectors. The Fund ended the reporting period with roughly 41% of its total assets in REIT preferred shares, as we looked to meet our dual objective of income generation and price appreciation.

We are anticipating solid economic growth for the U.S. as the year progresses and for the Fed to take a measured approach in terms of further rate hikes. While higher interest rates continue to be a near-term headwind, we believe the drivers of this change, namely improving economic and job growth and modest inflation, should be positive for real estate fundamentals. We believe that improved consumer confidence, accelerating non-residential fixed investment and modest inflation should benefit tenant demand for real estate space. We are monitoring the potential impact from recently proposed trade tariffs, potential changes related to the Affordable Care Act, government deregulation and infrastructure that may affect the real estate sector.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
Real Estate Securities Income Fund	NRO

SECTOR DIVERSIFICATION
(as a % of Total Investments*)
Equity Apartments	3.9%
Equity Data Centers	5.0
Equity Diversified	9.5
Equity Free Standing	0.6
Equity Health Care	7.4
Equity Industrial	6.9
Equity Lodging/Resorts	10.2
Equity Manufactured Homes	2.0
Equity Office	5.9
Equity Regional Malls	10.0
Equity Self Storage	4.6
Equity Shopping Centers	5.8
Equity Single Family Homes	4.3
Equity Specialty	0.7
Infrastructure REITs	7.8
Mortgage Commercial Financing	5.8
Mortgage Home Financing	6.3
Timber REITs	1.3
Short-Term Investments	2.0
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS
		Six Months	Average Annual Total Return
		Period	Ended 4/30/2018
	Inception	Ended				Life of
	Date	04/30/2018	1 Year	5 Years	10 Years	Fund
At NAV[1]	10/28/2003	-9.78%	-7.12%	3.35%	1.49%	3.68%
At Market Price[2]	10/28/2003	-9.76%	-2.70%	4.79%	1.39%	3.01%
Index
FTSE NAREIT All Equity
REITs Index[3]		-3.97%	-1.00%	5.46%	6.33%	9.30%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

Endnotes

1	Returns based on the NAV of the Fund.
2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.
3	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

FTSE NAREIT All Equity REITs Index:	The index is a free float-adjusted, market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange or NASDAQ. Equity REITs include all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) April 30, 2018

NUMBER OF SHARES		VALUE

Common Stocks 84.4%

Apartments 5.7%
187,200	Education Realty Trust, Inc.	$6,160,752	(a)
79,100	Mid-America Apartment Communities, Inc.	7,234,486	(a)
		13,395,238

Commercial Financing 8.6%
280,100	Blackstone Mortgage Trust, Inc. Class A	8,641,085	(a)
548,500	Starwood Property Trust, Inc.	11,496,560	(a)
		20,137,645

Data Centers 6.3%
74,000	CoreSite Realty Corp.	7,703,400	(a)
68,000	Digital Realty Trust, Inc.	7,186,920	(a)
		14,890,320

Diversified 1.9%
151,800	Colony NorthStar, Inc. Class A	927,498
425,100	Lexington Realty Trust	3,417,804
		4,345,302

Health Care 10.9%
536,066	Medical Properties Trust, Inc.	6,850,923	(a)
278,900	Omega Healthcare Investors, Inc.	7,245,822	(a)
102,400	Ventas, Inc.	5,265,408	(a)
115,100	Welltower, Inc.	6,150,944	(a)
		25,513,097

Home Financing 5.8%
185,100	AGNC Investment Corp.	3,502,092	(a)
968,200	Annaly Capital Management, Inc.	10,040,234	(a)
		13,542,326

Industrial 4.7%
69,850	Prologis, Inc.	4,533,964	(a)
262,100	STAG Industrial, Inc.	6,439,797	(a)
		10,973,761

Infrastructure 11.4%
85,200	American Tower Corp.	11,617,872	(a)
151,600	Crown Castle International Corp.	15,291,892	(a)
		26,909,764

See Notes to Financial Statements	6

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Lodging/Resorts 3.5%
139,500	LaSalle Hotel Properties	$4,125,015	(a)
145,900	Park Hotels & Resorts, Inc.	4,199,002	(a)
		8,324,017

Manufactured Homes 3.0%
75,200	Sun Communities, Inc.	7,057,520	(a)

Office 5.6%
39,600	Boston Properties, Inc.	4,807,836	(a)
191,680	Highwoods Properties, Inc.	8,437,754	(a)
		13,245,590

Real Estate Management & Development 3.4%
418,500	Brookfield Property Partners LP	8,089,605	(a)

Regional Malls 3.7%
56,000	Simon Property Group, Inc.	8,755,040	(a)

Self Storage 3.3%
86,500	Extra Space Storage, Inc.	7,749,535	(a)

Shopping Centers 2.6%
253,665	DDR Corp.	1,839,071
298,100	Kimco Realty Corp.	4,325,431	(a)
		6,164,502

Single Family Homes 1.2%
142,747	American Homes 4 Rent Class A	2,883,489	(a)

Specialty 0.9%
64,700	Iron Mountain, Inc.	2,195,918	(a)

Timber 1.9%
119,600	Weyerhaeuser Co.	4,398,888	(a)
	Total Common Stocks (Cost $216,300,264)	198,571,557

Preferred Stocks 59.5%

Data Centers 1.1%
95,000	Digital Realty Trust, Inc., Ser. C, 6.63%	2,489,000

See Notes to Financial Statements	7

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Diversified 8.7%
194,139	Colony NorthStar, Inc., Ser. B, 8.25%	$4,834,061	(a)
16,212	Colony NorthStar, Inc., Ser. H, 7.13%	373,200
533,591	Colony NorthStar, Inc., Ser. I, 7.15%	12,288,601	(a)
125,000	Colony NorthStar, Inc., Ser. J, 7.13%	2,875,000
		20,370,862

Free Standing 0.9%
98,922	National Retail Properties, Inc., Ser. F, 5.20%	2,238,605	(a)

Home Financing 3.5%
325,000	Annaly Capital Management, Inc., Ser. F, 6.95%	8,186,750	(a)

Industrial 5.5%
100,000	PS Business Parks, Inc., Ser. U, 5.75%	2,465,000
255,500	Rexford Industrial Realty, Inc., Ser. A, 5.88%	6,057,905	(a)
50,000	STAG Industrial, Inc., Ser. B, 6.63%	1,247,500
125,600	STAG Industrial, Inc., Ser. C, 6.88%	3,202,800
		12,973,205

Lodging/Resorts 11.4%
379,000	Ashford Hospitality Trust, Inc., Ser. G, 7.38%	8,618,460	(a)
185,800	Eagle Hospitality Properties Trust, Inc., Ser. A, 8.25%	0	*(b)(c)
349,300	Pebblebrook Hotel Trust, Ser. D, 6.38%	8,571,822	(a)
192,000	Sunstone Hotel Investors, Inc., Ser. E, 6.95%	4,819,200	(a)
200,000	Sunstone Hotel Investors, Inc., Ser. F, 6.45%	4,858,000	(a)
		26,867,482

Office 3.0%
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,174,610	(a)

Regional Malls 11.0%
323,015	CBL & Associates Properties, Inc., Ser. D, 7.38%	5,717,365	(a)
185,000	CBL & Associates Properties, Inc., Ser. E, 6.63%	2,958,150
292,289	Pennsylvania Real Estate Investment Trust, Ser. C, 7.20%	6,143,915	(a)
227,439	Taubman Centers, Inc., Ser. J, 6.50%	5,479,006	(a)
255,000	Washington Prime Group, Inc., Ser. H, 7.50%	5,577,105
		25,875,541

Self Storage 3.4%
40,500	Public Storage, Ser. E, 4.90%	923,805	(a)
275,000	Public Storage, Ser. Y, 6.38%	7,147,250	(a)
		8,071,055

See Notes to Financial Statements	8

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE

Shopping Centers 5.9%
45,678	Cedar Realty Trust, Inc., Ser. B, 7.25%	$1,021,360
124,100	Cedar Realty Trust, Inc., Ser. C, 6.50%	2,437,324
250,000	DDR Corp., Ser. K, 6.25%	5,437,500	(a)
41,800	Kimco Realty Corp., Ser. K, 5.63%	933,394
70,131	Saul Centers, Inc., Ser. C, 6.88%	1,711,197
90,000	Urstadt Biddle Properties, Inc., Ser. G, 6.75%	2,260,800
		13,801,575

Single Family Homes 5.1%
223,000	American Homes 4 Rent, Ser. D, 6.50%	5,650,820
40,000	American Homes 4 Rent, Ser. E, 6.35%	992,800
116,700	American Homes 4 Rent, Ser. F, 5.88%	2,643,255	(a)
120,900	American Homes 4 Rent, Ser. G, 5.88%	2,720,250	(a)
		12,007,125
Total Preferred Stocks (Cost $153,553,808)		140,055,810

Short-Term Investments 3.0%

Investment Companies 3.0%
7,057,760	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(d)
	(Cost $7,057,760)	7,057,760
Total Investments 146.9% (Cost $376,911,832)		345,685,127

Liabilities Less Other Assets (46.9)%		(110,307,828)

Net Assets Applicable to Common Stockholders 100.0%		$235,377,299

*	Non-income producing security.

(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.

(b)	Defaulted security.

(c)	Illiquid security.

(d)	Represents 7-day effective yield as of April 30, 2018.

See Notes to Financial Statements	9

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited) (cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$198,571,557	$—	$—	$198,571,557
Preferred Stocks
Lodging/Resorts	26,867,482	0	—	26,867,482
Office	—	7,174,610	—	7,174,610
Other Preferred Stocks(a)	106,013,718	—	—	106,013,718
Total Preferred Stocks	132,881,200	7,174,610	—	140,055,810
Short-Term Investments	—	7,057,760	—	7,057,760
Total Investments	$331,452,757	$14,232,370	$—	$345,685,127

(a)	The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

See Notes to Financial Statements	10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
April 30, 2018
Assets
Investments in securities, at value* (Note A)—
see Schedule of Investments:
Unaffiliated issuers(a)	$345,685,127
Dividends and interest receivable	332,046
Total Assets	346,017,173
Liabilities
Loans payable (net of unamortized deferred offering costs of $47,375) (Note A)	109,952,625
Distributions payable—common stock	100,835
Payable to investment manager (Note B)	170,539
Payable to administrator (Note B)	71,058
Payable to directors	3,290
Interest payable (Note A)	240,651
Accrued expenses and other payables	100,876
Total Liabilities	110,639,874
Net Assets applicable to Common Stockholders	$235,377,299
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$283,460,003
Distributions in excess of net investment income	(10,042,720)
Accumulated net realized gains/(losses) on investments	(6,813,279)
Net unrealized appreciation/(depreciation) in value of investments	(31,226,705)
Net Assets applicable to Common Stockholders	$235,377,299
Shares of Common Stock Outstanding ($0.0001 par value;
999,978,880 shares authorized)	47,419,670
Net Asset Value Per Share of Common Stock Outstanding	$4.96

* Cost of Investments
(a) Unaffiliated issuers	$376,911,832

See Notes to Financial Statements	11

Statement of Operations (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME
FUND INC.
For the
Six Months Ended
April 30, 2018
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$6,497,650
Interest income-unaffiliated issuers	26,815
Total income	$6,524,465
Expenses:
Investment management fees (Note B)	1,103,216
Administration fees (Note B)	459,673
Audit fees	27,562
Custodian and accounting fees	30,334
Insurance expense	6,791
Legal fees	43,305
Stockholder reports	30,588
Stock exchange listing fees	4,410
Stock transfer agent fees	12,601
Amortization of offering costs (Note A)	16,618
Directors’ fees and expenses	22,222
Interest expense (Note A)	1,891,877
Miscellaneous	7,627
Total net expenses	3,656,824
Net investment income/(loss)	$2,867,641

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(6,422,294)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(23,199,126)
Net gain/(loss) on investments	(29,621,420)
Net increase/(decrease) in net assets applicable to Common Stockholders
resulting from operations	$(26,753,779)

See Notes to Financial Statements	12

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES
	INCOME FUND INC.
	Six Months Ended
	April 30, 2018	Year Ended
	(Unaudited)	October 31, 2017
Increase/(Decrease) in Net Assets Applicable
to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$2,867,641	$13,722,520
Net realized gain/(loss) on investments	(6,422,294)	83,889,365
Change in net unrealized appreciation/(depreciation) of investments	(23,199,126)	(82,037,860)
Net increase/(decrease) in net assets applicable to
Common Stockholders resulting from operations	(26,753,779)	15,574,025
Distributions to Common Stockholders From (Note A):
Net investment income	(12,803,311)	(24,616,388)
From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with common tender offer (Note E)	—	(48,619,102)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(39,557,090)	(57,661,465)
Net Assets Applicable to Common Stockholders:
Beginning of period	274,934,389	332,595,854
End of period	$235,377,299	$274,934,389
Distributions in excess of net investment income at end of period	$(10,042,720)	$(107,050)

See Notes to Financial Statements	13

Statement of Cash Flows (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
For the
Six Months Ended
April 30, 2018
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets applicable to Common Stockholders
resulting from operations	$(26,753,779)
Adjustments to reconcile net decrease in net assets applicable to
Common Stockholders resulting from operations to net
cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(11,937,258)
Proceeds from disposition of investment securities	41,510,553
Purchase/sale of short-term investment securities, net	(4,528,492)
Decrease in dividends and interest receivable	34,097
Decrease in prepaid expenses and other assets	8,281
Decrease in payable for securities purchased	(1,403,920)
Amortization of deferred offering costs	16,618
Decrease in interest payable	(58,381)
Decrease in accrued expenses and other payables	(103,533)
Unrealized depreciation on investment securities of unaffiliated issuers	23,199,126
Net realized loss from transactions in investment securities of unaffiliated issuers	6,422,294
Net cash provided by (used in) operating activities	$26,405,606
Cash flows from financing activities:
Cash distributions paid on common stock	(12,809,526)
Cash disbursements from loan	(15,000,000)
Net cash provided by (used in) financing activities	(27,809,526)
Net increase/(decrease) in cash	(1,403,920)
Cash:
Beginning balance	1,403,920
Ending balance	$0
Supplemental disclosure
Cash paid for interest	$1,950,258

See Notes to Financial Statements	14

Notes to Financial Statements Real Estate Securities Income Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“NBIA” or “Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 – quoted prices in active markets for identical investments

● Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

● Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and certain preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4

Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2018, the Fund did not have any unrecognized tax positions.

At April 30, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax basis was $376,911,832. Gross unrealized appreciation of long security positions was $4,750,811 and gross unrealized depreciation of long security positions was $35,977,516 resulting in net unrealized depreciation of $31,226,705 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: non-taxable distributions from real estate investment trusts (“REITs”) and other underlying investments, non-deductible restructuring costs, expiration of capital loss carryforwards, distributions in excess of current earnings, prior year partnership adjustments and partnership basis adjustments. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2017, the Fund recorded the following permanent reclassifications:

Accumulated
	Undistributed	Net Realized
	Net Investment	Gains/(Losses)
Paid-in Capital	Income/(Loss)	on Investments
$(134,786,339)	$10,971,170	$123,815,169

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

Distributions Paid From:
		Long-Term		Return of
Ordinary Income		Capital Gain		Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016
$25,066,388	$14,086,489	$—	$—	$—	$8,687,438	$25,066,388	$22,773,927

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$(8,418,565)	$—	$(107,049)	$(8,525,614)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and timing differences of distribution payments.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”).

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of October 31, 2017, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended October 31, 2017, the Fund utilized capital loss carryforwards of $83,970,394.

During the year ended October 31, 2017, the Fund had capital loss carryforwards expire of $124,097,109.

5

Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2018 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At April 30, 2018, the Fund estimated these amounts for the period January 1, 2018 to April 30, 2018 within the financial statements because the 2018 information is not available from the REITs until after the Fund’s fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2017, the character of distributions, if any, paid to stockholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On April 30, 2018, the Fund declared a monthly distribution to common stockholders in the amount of $0.045 per share, payable on May 31, 2018 to stockholders of record on May 15, 2018, with an ex-date of May 14, 2018. Subsequent to April 30, 2018, the Fund declared a monthly distribution to common stockholders in the amount of $0.045 per share, payable on June 29, 2018 to stockholders of record on June 15, 2018, with an ex-date of June 14, 2018.

6

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7

Financial leverage: In September 2014, the Fund entered into a $125 million secured, committed five-year credit facility (the “Facility”) with State Street Bank and Trust Company (“State Street”). Under the Facility, State Street made a Term Loan of $75 million and committed to making revolving Libor Loans and Base Rate Loans of up to $50 million.

Under the Facility, interest on the Term Loan is charged at a fixed rate of 3.53% and is payable on the first day of each calendar quarter. Interest on Libor Loans is charged at an adjusted Libor rate and is payable (i) on the last day of the interest period in effect and (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period. Interest on Base Rate Loans is charged at a rate per annum equal to the higher of (i) a rate per annum equal to an adjusted rate above the federal funds rate as in effect on that day, and (ii) the annual rate of interest announced from time to time by State Street as its “prime rate,” and is payable on the first day of each calendar month and on the termination date. The Fund has paid up front expenses in connection with the establishment and documentation of the Facility, which are being amortized over the life of the Facility. The expenses are included in the Interest expense line item that is reflected in the Statement of Operations.

During the period ended April 30, 2018, the average principal balance and interest rate was approximately $117.1 million and 3.27% respectively. At April 30, 2018, the principal balance outstanding under the Facility was $110 million.

The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets.

On September 26, 2012, pursuant to a Master Securities Purchase Agreement, the Fund issued 1,000 Mandatory Redeemable Preferred Shares, Series A (“MRPS”) in a private placement. The MRPS had an aggregate liquidation preference of $25 million and a mandatory redemption date of September 26, 2017. On April 12, 2017, the Fund redeemed all of its issued and outstanding MRPS at a redemption price equal to the liquidation value of $25,000 per share plus any accumulated but unpaid distributions. The MRPS redemption was funded by $25 million in borrowings under the revolving portion of the Fund’s Facility.

8

Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.

9

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

10

Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, the Fund was required to provide the rating agency that rated its MRPS a report on a monthly basis verifying that the Fund was maintaining eligible assets having a discounted value equal to or greater than the MRPS Basic Maintenance Amount, which was a minimum level set by the rating agency as one of the conditions to maintain its rating on the MRPS. “Discounted value” refers to the fact that the rating agency required the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund paid a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (prior to April 12, 2017) that were outstanding and borrowings under the Facility are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the six months ended April 30, 2018, there were purchase and sale transactions of long-term securities of $12,700,995 and $37,298,534, respectively.

During the six months ended April 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

Transactions in common stock for the six months ended April 30, 2018 and for the year ended October 31, 2017 were as follows:

	2018	2017
Redemption of Common Stock (Note E)	—	(8,368,176)
Net Increase/(Decrease) in Common Stock Outstanding	—	(8,368,176)

Note E—Common Stock Tender Offer:

On July 25, 2016, the Fund announced: (i) the adoption of a conditional tender offer, pursuant to which it would conduct a tender offer for up to 15% of its outstanding shares of common stock at a price equal to 98% of its net asset value per share (“NAV”) if its common stock traded at an average daily discount to NAV of more than 10% during the period from December 31, 2015 through September 30, 2016 (the “2016 Measurement Period”); and (ii) a tender offer program under which the Fund would conduct two separate 12-week measurement periods during 2017 (the “Tender Offer Program”).

The average daily discount to NAV for the 2016 Measurement Period was 11.80%. As a result, the Fund conducted a tender offer that commenced on December 9, 2016 and expired at midnight on January 10, 2017 (one minute after 11:59 p.m. New York City Time on January 9, 2017). The Fund offered to purchase up to 15% of its outstanding shares of common stock at a price equal to 98% of its NAV determined on January 9, 2017. In accordance with the terms of the tender offer, since the tender offer was oversubscribed, the Fund purchased 15% of its outstanding shares of common stock on a pro-rata basis, after taking into account “odd lots” and with appropriate adjustment to avoid purchase of fractional shares of common stock, based on the number of shares properly tendered. The Fund purchased 8,368,176 shares of common stock at a purchase price of $5.81 per share, representing 98% of the NAV on January 9, 2017.

Under the Tender Offer Program, the Fund conducted two separate 12-week measurement periods during 2017. If the Fund’s common stock had traded at an average daily discount to NAV of greater than 10% during a 12-week measurement period, the Fund would have conducted a tender offer for at least 8% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV determined on the day the tender offer expires.

The first of the two measurement periods under the Tender Offer Program commenced on January 3, 2017 and ended on March 28, 2017. The average daily discount to NAV for this measurement period was -9.86% and, therefore, in accordance with the Tender Offer Program, the Fund did not conduct a tender offer.

The second measurement period under the Tender Offer Program commenced on July 10, 2017 and ended on October 2, 2017. The average daily discount to NAV for this measurement period was -6.99% and, therefore, in accordance with the Tender Offer Program, the Fund did not conduct a tender offer.

Note F—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund’s custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended October 31, 2017.

Expenses Refunded	Interest Paid to the Fund
$60,916	$5,207

Note G—Recent Accounting Pronouncements:

On August 26, 2016, FASB issued a new ASU No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The types of transactions addressed in ASU 2016-15 are debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The amendments also clarify how the predominance principle should be applied. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows show the changes during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this guidance.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30, 2018		Year Ended October 31,
	(Unaudited)		2017		2016	2015	2014	2013
Common Stock Net Asset Value,
Beginning of Period	$5.80		$5.96		$5.75	$6.10	$5.45	$5.18

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.06		0.28		0.24	0.16	0.26	0.19
Net Gains or Losses on Securities
(both realized and unrealized)	(0.63)		0.05		0.37	(0.15)	0.63	0.32
Total From Investment Operations
Applicable to Common Stockholders	(0.57)		0.33		0.61	0.01	0.89	0.51

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.27)		(0.51)		(0.24)	(0.36)	(0.24)	(0.24)
Tax Return of Capital	—		—		(0.16)	—	—	—
Total Distributions to Common Stockholders	(0.27)		(0.51)		(0.40)	(0.36)	(0.24)	(0.24)
Accretive Effect of Common Stock Tender Offers	—		0.02		£—	—	—	—
Voluntary Contribution from Management	—		—		—	—	0.00	—
Common Stock Net Asset Value, End of Period	$4.96		$5.80		$5.96	$5.75	$6.10	$5.45
Common Stock Market Value, End of Period	$4.73		$5.53		$5.40	$5.08	$5.21	$4.71
Total Return, Common Stock Net Asset Value†	(9.78	)%*	6.78%[b]		11.58%	1.19%	17.67%[a]	10.55%
Total Return, Common Stock Market Value†	(9.76	)%*	12.36%[b]		14.43%	4.67%	16.29%[a]	8.29%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$235.4		$274.9		$332.6	$320.8	$340.4	$303.9
Preferred Stock Outstanding,
End of Period (in millions)^	$—		$—		$25.0	$25.0	$25.0	$25.0
Preferred Stock Liquidation Value Per Share^	$—		$—		$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØØ	2.91	%**	2.88%		2.68%	2.57%	2.09%	2.10%
Ratio of Net ExpensesØØ	2.91	%**	2.86%[c]		2.68%	2.57%	2.09%	2.10	%Ø
Ratio of Net Investment Income/(Loss)^	2.28	%**	4.76%[c]		4.04%	2.67%	4.57%	3.50%
Portfolio Turnover Rate	3	%*	74%		14%	18%	21%	8%
Asset Coverage Per Share,
of Preferred Stock, End of Period¢	$—		$—		$357,685	$345,928	$365,519	$328,999
Loans Payable (in millions)	$110	ØØØ	$124.9	ØØØ	$100	$100	$100	$80
Asset Coverage Per $1,000 of
Loans Payable¢¢	$3,141		$3,201		$4,577	$4,459	$4,655	$5,112

See Notes to Financial Highlights	22

Notes to Financial Highlights (Unaudited)

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost.

*	Not annualized.

**	Annualized.

††	Income ratios include income earned on assets attributable to the MRPS (prior to April 12, 2017) outstanding.

^	On September 26, 2012, the Fund issued 1,000 MRPS, which were outstanding until April 12, 2017 (see Note A to Financial Statements).

ØØ	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Six Months
Ended April 30,	Year Ended October 31,
2018	2017	2016	2015	2014	2013
1.51%	1.24%	0.96%	0.92%	0.43%	0.40%

Ø	Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS (prior to April 12, 2017) and accumulated unpaid distributions on MRPS (prior to April 12, 2017)) from the Fund’s total assets and dividing by the number of MRPS outstanding.

¢¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS (prior to April 12, 2017), loans payable, accumulated unpaid distributions on MRPS (prior to April 12, 2017) and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

£	During the year ended October 31, 2017, the Fund conducted a tender offer for up to 15% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV per share. During the year ended October 31, 2017, final payment for the tender offer was made at $5.81 per share representing 98% of the NAV per share on January 9, 2017.

ØØØ	During the six months ended April 30, 2018, the Fund adopted FASB’s Accounting Standards Update No. 2015-03. At April 30, 2018, the value of Loans Payable is being shown net of unamortized deferred offering costs of $47,375. At October 31, 2017, the value of Loans Payable is being shown net of unamortized deferred offering costs of $63,993.

a	The voluntary contribution received in 2014 had no impact on the Fund’s total return for the year ended October 31, 2014.

b	The Custodian Out-of-Pocket Expenses Refunded listed in Note F of the Notes to Financial Statements had no impact on the Fund’s total return for the year ended October 31, 2017.

c	Custodian Out-of-Pocket Expenses Refunded, as listed in Note F of the Notes to Financial Statements, which is non-recurring and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses to average net assets applicable to common stockholders and net investment income/(loss) to average net assets applicable to common stockholders would have been:

Ratio of Net	Ratio of Net
Expenses to Average	Investment Income/(Loss) to
Net Assets Applicable to	Average Net Assets Applicable
Common Stockholders	to Common Stockholders
Year Ended October 31, 2017	Year Ended October 31, 2017
2.88%	4.74%

Distribution Reinvestment Plan for the Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

Directory

Investment Manager and Administrator Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 877.461.1899 or 212.476.8800	Plan Agent American Stock Transfer & Trust Company, LLC Plan Administration Department P.O. Box 922 Wall Street Station New York, NY 10269-0560

Custodian State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Overnight correspondence should be sent to: American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Transfer Agent American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◼Social Security number and account balances
◼income and transaction history
◼credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

◼open an account or provide account information
◼seek advice about your investments or give us your income information
◼give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◼sharing for affiliates’ everyday business purposes—information about your creditworthiness
◼affiliates from using your information to market to you
◼sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◼Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

 I0209 06/18

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal period ended April 30, 2018.

(b)	The Fund did not did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal period ended April 30, 2018.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities

Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Real Estate Securities Income Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 6, 2018

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 6, 2018